Exhibit 99.1

LiveVox, A Leading Cloud-Based Contact Center Platform, to Become Publicly Traded Following Business Combination with Crescent Acquisition Corp

San Francisco, CA – June 21, 2021 – LiveVox Holdings, Inc. (“LiveVox” or the “Company”), a leading cloud-based provider of customer service and digital engagement tools, today announced that it completed its previously announced business combination with Crescent Acquisition Corp (“Crescent”) (formerly NASDAQ: CRSA), a publicly traded special purpose acquisition company, on June 18, 2021. Louis Summe, founder, and CEO of LiveVox, will continue to lead the business.

The combined company will operate as LiveVox Holdings, Inc. and its Class A common stock, units and warrants will trade under the symbols “LVOX,” “LVOXU” and “LVOXW,” respectively, on The Nasdaq Global Select Market beginning June 22, 2021.

LiveVox is a leading cloud-based provider of customer service and digital engagement tools that seamlessly integrates customer engagement into a single pane of glass. LiveVox’s technology and blended omnichannel approach to digital engagement and customer service allows the Company to secure deals over its competitors. LiveVox’s platform features unified data capabilities that allow customer data to be more easily accessed across different channels and the newly announced, AI-enabled LiveVox Bot. Combined with the built-in CRM and pre-integrated WFO capabilities, LiveVox is able to provide an improved agent and customer experience, easier configuration and lower total cost of ownership.

LiveVox will receive approximately $123 million going to the Company’s balance sheet to accelerate growth by substantially increasing its investment in sales and marketing. The enhanced liquidity will also allow LiveVox to take advantage of additional growth opportunities in the future.

“There’s never been a more exciting time for LiveVox as we complete our business combination with Crescent Acquisition Corp and become a public company,” said Louis Summe, CEO of LiveVox. “This is a significant milestone in our 20-year journey – one that reflects the hard work and passion of our employees and the tremendous support of our customers and partners. LiveVox’s CCaaS 2.0 platform is directly addressing the needs of today’s modern contact centers, focused on helping our customers adopt new technologies like AI and speech analytics, to take their performance to the next level. We believe that we’re well-positioned to accelerate our growth and capitalize on the massive market opportunity as contact centers continue to push towards digital transformation through unified, cloud-based technology. Additionally, our strengthened balance sheet will enable us to accelerate expansion of our platform capabilities and enhance our customer service and support programs.”

“We’re excited to continue to work closely with LiveVox and remain committed to the Company’s mission, leadership and market-leading contact center software,” said Rishi Chandna, Managing Director at Golden Gate Capital. “We were happy to support LiveVox’s strengthened balance sheet, which will enable LiveVox to increase its investment in sales and marketing to rapidly grow its customer base, while continuing to develop its mission-critical technology. We look forward to supporting Louis Summe and the Company to generate substantial value for all LiveVox stakeholders. We are deeply committed to the success of the company and are thrilled to be long-term partners contributing to their growth.”

“We’re thrilled to partner with the LiveVox management team and Golden Gate Capital as the Company accelerates its growth into a massive market opportunity, with the secular shift of contact centers to the cloud,” Robert Beyer, Executive Chairman, and Todd Purdy, CEO of Crescent Acquisition Corp, jointly said. “After we took Crescent Acquisition Corp public, we searched for a market-leading company with a world class management team, and in LiveVox we found that and so much more.”

A more detailed description of the transaction terms will be included in a Current Report on Form 8-K to be filed by LiveVox with the U.S. Securities and Exchange Commission (“SEC”).

Credit Suisse served as lead placement agent, financial advisor and capital markets advisor and BofA Securities, Inc. served as private placement agent and capital markets advisor for Crescent Acquisition Corp. Goldman Sachs & Co. LLC, Jefferies Group LLC, Stifel Financial Corp and Piper Sandler Companies served as financial advisors to LiveVox. The Benchmark Co., LLC and Northland Securities, Inc. served as capital markets advisors to LiveVox. Kirkland & Ellis LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to LiveVox and Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to Crescent Acquisition Corp.

About LiveVox

LiveVox, a portfolio company of Golden Gate Capital, is a leading cloud-based contact center platform. By seamlessly integrating omnichannel communications, customer relationship management (CRM), and workforce optimization (WFO), LiveVox delivers exceptional agent and customer experiences, while helping to reduce compliance risk. LiveVox’s reliable, easy-to-use technology enables effective engagement strategies on channels of choice to help drive contact center performance. Founded in 2000, LiveVox is headquartered in San Francisco with offices in Atlanta, Denver, St. Louis, Colombia, and Bangalore. To learn more, visit www.livevox.com.

About Crescent Acquisition Corp

Crescent was a special purpose acquisition company formed by Crescent Capital, Robert D. Beyer and Todd M. Purdy for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

About Golden Gate Capital

Golden Gate Capital is a San Francisco-based private equity investment firm with over $17 billion of committed capital. The principals of Golden Gate Capital have a long and successful history of investing across a wide range of industries and transaction types, including going-privates, corporate divestitures, and recapitalizations, as well as debt and public equity investments. Notable software and services investments sponsored by Golden Gate Capital include Infor, BMC, Neustar, Ensemble Health Partners, Vector Solutions, and 20-20 Technologies.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this communication, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute the Company’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s filings with the SEC (including filings as Crescent), including but not limited to the definitive proxy statement filed in connection with the business combination between Crescent and LiveVox. Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contacts:

For LiveVox:

Investors:

Alexis Waadt

Vice President, Head of Investor Relations

IR@livevox.com

Michael Bowen and Ryan Gardella

ICR, Inc. for LiveVox

livevoxIR@icrinc.com

Media:

Katie Creaser

LiveVoxPR@icrinc.com